                           SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                          of 1934 (Amendment No.  )


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

    [ ]   Preliminary Proxy Statement
    [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
    [X]   Definitive Proxy Statement
    [ ]   Definitive Additional Materials
    [ ]   Soliciting Material Pursuant to Section 240.14a-11(c) or
          Section 240.14a-12

                              SENTRY FUND, INC.
-------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)


-------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [X]   No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          1) Title of each class of securities to which transaction applies:

             ------------------------------------------------------------------

          2) Aggregate number of securities to which transaction applies:

             ------------------------------------------------------------------

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

             ------------------------------------------------------------------

          4) Proposed maximum aggregate value of transaction:

             ------------------------------------------------------------------

          5) Total fee paid:

             ------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)    Amount Previously Paid:

          ---------------------------------------------------------------------

    2)    Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------

    3)    Filing Party:

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    4)    Date Filed:

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
                              SENTRY FUND, INC.

           1800 North Point Drive - Stevens Point, Wisconsin 54481


                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD JANUARY 15, 1998

To the Shareholders of Sentry Fund, Inc.:

The annual meeting of the shareholders of Sentry Fund, Inc. (the "Fund") will be held in the Board Room of Sentry Insurance, 1800 North Point Drive, Stevens Point, Wisconsin, on Thursday, January 15, 1998, at 10:00 a.m., CST. The meeting will be held for the following purposes:

        (1) To elect two directors of the Fund;

        (2) To ratify the selection by the Board of Directors of Coopers & Lybrand L.L.P. as independent accountants of the Fund for the current fiscal year; and

        (3) To transact such other business as may properly come before the meeting or any adjournments thereof.

Shareholders of record at the close of business on November 24, 1997, will be entitled to notice of and to vote at the meeting, or any adjournments thereof.

IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE POSTAGE PREPAID ENVELOPE SO THAT YOUR SHARES MAY BE VOTED AT THE MEETING.


Stevens Point, Wisconsin                                By Order of the Board of
                                                        Directors

                                                        William M. O'Reilly
January 2, 1998                                         Secretary

                               PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Sentry Fund, Inc. (the "Fund") for use at the annual meeting of shareholders, to be held in the Board Room of Sentry Insurance a Mutual Company ("Sentry Insurance"), 1800 North Point Drive, Stevens Point, Wisconsin, on Thursday, January 15, 1998, at 10:00 a.m., CST, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders (the "Notice"). Proxies will be solicited primarily by mail. The cost of preparing and mailing the Notice, this Proxy Statement, and the accompanying proxy card will be borne by the Fund. Additional solicitations may be made by mail, personal interview or telephone by Fund personnel, who will not be compensated therefor. The cost of any additional solicitation will be paid by the Fund. In addition, the Fund will reimburse brokers and other nominees for their reasonable expenses in communicating with the person(s) for whom they hold shares of the Fund.

Any person giving a proxy has power to revoke it at any time prior to its exercise by delivering a later-dated proxy, by submitting a written revocation notice to the Secretary of the Fund, or by attending and voting at the meeting. Each properly executed, unrevoked proxy received in time for the meeting will be voted in accordance with the shareholder's designations on the proxy card and as the proxies determine on such other business as may come before the meeting or any adjournments thereof. If no designation is made, the proxy will be voted FOR the election of the nominees for directors and FOR ratification of Coopers & Lybrand L.L.P. as the Fund's independent accountants.

The Board of Directors has established November 24, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting. As of the close of business on November 24, 1997, 4,961,556 shares of capital stock of the Fund were outstanding. Under the Fund's Bylaws, a quorum is constituted by the presence in person or by proxy of a majority of the Fund's outstanding shares on the record date. Each full share is entitled to one (1) vote, and each fractional share is entitled to a corresponding fractional vote on all matters presented at the meeting. Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining quorum, but are not counted as votes cast on any matter. The Notice, this proxy statement, and the accompanying proxy card were first mailed to shareholders on or about January 2, 1998.The Fund's annual report as of October 31, 1997, including financial statements, was mailed to shareholders on or about December 30, 1997.

Maryland law permits registered investment companies to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Investment Company Act of 1940 (the "1940 Act"). At its December 4, 1997 meeting, the Board of Directors adopted the appropriate provisions in the Fund's Bylaws and the Fund may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act. The Fund anticipates that following the annual meeting to be held on January 15, 1998, it will generally not hold an annual meeting unless required by the 1940 Act.

In connection with the above change in policy, the Fund's Bylaws were amended, to become effective upon the Fund's 1998 Annual Meeting, by the Board of Directors at its December 4, 1997 meeting to provide for the elimination of the Fund's staggered Board of Directors and for the election of all directors at each annual meeting held for the purpose of electing directors and for such directors to hold office until the next annual meeting. Since this change is to become effective immediately following the 1998 Annual Meeting, the shareholders will vote on those nominees that stand for election under the Fund's current Bylaws. Those directors in office but not elected at the January 15, 1998, meeting shall be deemed to be continuing in office until the next annual meeting.

COPIES OF THE FUND'S 1997 ANNUAL REPORT ARE AVAILABLE WITHOUT CHARGE UPON REQUEST BY WRITING TO THE SECRETARY OF THE FUND AT 1800 NORTH POINT DRIVE, STEVENS POINT, WISCONSIN 54481, OR BY CALLING 1-800-533-7827.

                      PROPOSAL I: ELECTION OF DIRECTORS

Alfred C. Noel resigned from the Board of Directors effective November 1, 1997. At its December 4, 1997 meeting, the Board of Directors elected William J. Lohr to serve until the 1998 annual meeting of shareholders. Also at its meeting on December 4, 1997, the Board of Directors recommended Thomas R. Copps and William J. Lohr as nominees for election as directors at the shareholders meeting, each to serve until the next annual meeting and until their successors are elected and qualified.

A majority of shares cast at the annual shareholders meeting shall elect the directors. The nominees were selected by the Board of Directors, which does not have a standing Nominating Committee.

Information concerning the nominees, Messrs. Copps and Lohr, and the directors whose terms will continue after the meeting follows:



NAME,              PRINCIPAL OCCUPATIONS
OTHER POSITION     DURING THE PAST                                                DIRECTOR
WITH FUND          FIVE YEARS                                         AGE         SINCE
----------------------------------------------------------------------------------------------

                                  NOMINEES
Thomas R. Copps    Vice President - Public Relations of The            58          January
                   Copps Corp., primarily an owner and                             1983
                   operator of grocery stores.

William J. Lohr*   Vice President and Treasurer of Sentry              48          December
Treasurer          Insurance since April 1997.  Served as Vice                     1997
                   President and Treasurer of Citizens Insurance
                   Company of America from 1981-1997.


*An "interested person" as defined in the Investment Company Act of 1940, as amended, due to the nominee's affiliation with Sentry Insurance and its subsidiaries. See "Principal Shareholders" for additional information.

NAME,                   PRINCIPAL OCCUPATIONS
OTHER POSITION          DURING THE PAST                                             DIRECTOR
WITH FUND               FIVE YEARS                                      AGE         SINCE
---------------------------------------------------------------------------------------------------

                               CONTINUING DIRECTORS
David W. Graebel        Chairman of the Board, Chief Executive           68          January
                        Officer and Director of Graebel Movers,                      1983
                        Inc., a long-distance moving and storage
                        company, and its subsidiaries.

Dale R. Schuh*          President and Chief Executive Officer of         49          August
Chairman of             Sentry Insurance.  Served as President and                   1993
the Board               Chief Operating Officer from November 1996
                        to December 1997, as Executive Vice
                        President and Chief Operating Officer from
                        November 1995 to November 1996, and as
                        Sr. Vice President from February 1992 to
                        November 1995, all with Sentry Insurance.

Steven J. Umland        Vice President - Finance of Ministry             42          January
                        Healthcare, Inc., a hospital management                      1995
                        service corporation.



* An "interested person" as defined in the Investment Company Act of 1940, as amended, due to the director's affiliation with Sentry Insurance and its subsidiaries. See "Principal Shareholders" for additional information.

The nominees have agreed to serve if elected. If the nominees are not able to serve because of unforeseen circumstances, it is the intention of the persons named in the accompanying form of proxy to vote for such other person or persons as the Board of Directors may recommend.

Officers of the Fund receive no compensation from the Fund for their services as such. The Fund pays directors who are not "interested persons" of the Fund a $250 quarterly fee and reimburses them for their expenses in attending directors meetings. During the fiscal year ended October 31, 1997, the Fund paid a total of $3,000 in fees and expenses to its directors. The Board of Directors held a total of four meetings during the fiscal year ended October 31, 1997.

The following table shows certain information regarding beneficial ownership of shares of the Fund as of December 1, 1997, by the directors, nominees, and officers, and by all directors and officers as a group.


                                         BENEFICIAL             PERCENT
NAME                                    OWNERSHIP (1)           OF CLASS
Thomas R. Copps                              51                    *
Dale R. Schuh                                -
Steven J. Umland                             -

David W. Graebel                             -
William J. Lohr                              -                     *

Steven R. Boehlke                            -
William M. O'Reilly                          (2)                   *
John A. Stenger                              (3)                   *

Officers and Directors as a Group            (4)                   *


*Less than 1 percent.

(1) Based on information obtained from directors and officers and determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Accordingly, all of the Fund's shares over which such person, directly or indirectly, had sole or shared voting or investment power have been deemed beneficially owned. Unless otherwise indicated below, each person has sole investment and voting power.

(2) Includes 4,139 shares to which such person had sole investment but no voting power, and 155 shares to which such person had shared investment and voting power.

(3) Includes 4,504 shares to which such person had sole investment but no voting power, 2,285 share to which such person had sole investment and voting power and 10 shares to which such person had shared investment and voting power.

(4) Includes 8,643 shares to which such persons had sole investment but no voting power, 2,336 share to which such persons had sole investment and voting power, and 165 shares to which such persons had shared investment and voting power.

The Board of Directors has an Audit Committee comprised of Messrs. Graebel, Copps and Umland who are not "interested persons" of the Fund. The Audit Committee, which held one meeting during the 1997 fiscal year, has the following principal responsibilities: (1) recommending to the Board the engagement of independent accountants; (2) reviewing the adequacy of the Fund's internal accounting procedures and controls; (3) reviewing the results of the annual independent audit of the Fund; and (4) reviewing the degree of independence of the Fund's accountants. The Board of Directors does not have a standing Compensation Committee.

                              EXECUTIVE OFFICERS

Certain information concerning the executive officers of the Fund who are not also directors is contained in the following table:



                           PRINCIPAL OCCUPATION
NAME                       DURING THE PAST                                                         OFFICER
AND OFFICE                 FIVE YEARS                                               AGE            SINCE
----------------------------------------------------------------------------------------------------------------
Steven R. Boehlke          President and Chairman of the Board of Sentry            54             December
President                  Investment Management, Inc., the Fund's                                 1995
                           investment adviser, November 1991 to present, and
                           Vice President from April 1980 to 1991; Vice
                           President-Investments of Sentry Insurance,
                           November 1991 to present.

John A. Stenger            President of Sentry Equity Services, Inc., the           62             May
Vice President             Fund's underwriter, July 1994 to present; Vice                          1982
                           President of Sentry Equity Services, Inc., May
                           1982 to June 1994.

William M.                 Vice President, General Counsel and Corporate            43             December
O'Reilly                   Secretary, January 1994 to present; Corporate                           1992
Secretary                  Secretary and Associate General Counsel, November
                           1992 to December 1993; and Associate Counsel,
                           January 1986 to October 1992; all positions held
                           with Sentry Insurance.

Officers of the Fund are elected annually by the Board of Directors at its first quarterly meeting of the year.

                            PRINCIPAL SHAREHOLDERS

As of December 1, 1997, the only persons known to the Fund to own beneficially more than 5% of the Fund's shares, within the definition contained in Rule 13d-3 under the Securities Exchange Act of 1934, were as follows:


                                         AMOUNT AND             PERCENT OF
NAME AND                                 NATURE OF             OUTSTANDING
ADDRESS                                  OWNERSHIP               SHARES
---------------------------------------------------------------------------
Sentry Insurance a Mutual Company       1,038,268 shares          21%
1800 North Point Drive                  beneficially owned*
Stevens Point, WI 54481

Bank One Wisconsin                      1,810,161 shares          37%
Trust Company, NA                       held and voted as
601 Main Street                         trustee under the
Stevens Point, WI 54481                 Sentry 401(k) Plan*


*It is anticipated that these shares will be voted in accordance with the Board of Directors' recommendations.

Sentry Insurance, 1800 North Point Drive, Stevens Point, Wisconsin, is a Wisconsin mutual insurance company. It owns all of the outstanding stock of Sentry Investment Management, Inc., the Fund's investment adviser, and Sentry Equity Services, Inc., the Fund's underwriter.

                              INVESTMENT ADVISER

The Fund's investments are managed by Sentry Investment Management, Inc. (the "Adviser"), 1800 North Point Drive, Stevens Point, Wisconsin, pursuant to an Investment Advisory Agreement (the "Agreement") dated and approved by the shareholders on January 17, 1991, and continued by approval of the Board of Directors at its meeting on December 4, 1997. Under the Agreement, the Adviser manages and directs, subject to the control of the Fund's Board of Directors, the investment and reinvestment of the Fund's assets. This includes determining an investment program for the Fund and placing orders for the purchase and sale of securities for the Fund's portfolio.

None of the officers or directors of the Fund has any material direct or indirect interest in the Adviser; the Fund's underwriter, Sentry Equity Services, Inc.; or Sentry Insurance and its other affiliated companies, except as an officer or a director of Sentry Insurance or as an officer or a director of one of its affiliates. In addition, none of the directors or nominees has purchased or sold any securities of the Adviser during the fiscal year ended October 31, 1997.

                               THE UNDERWRITER

Sentry Equity Services, Inc. ("Sentry Equity"), 1800 North Point Drive, Stevens Point, Wisconsin, has been the underwriter for the Fund since the Fund's inception pursuant to an Underwriter Agreement most recently amended on March 1, 1991.

Sentry Equity also serves the Fund as Transfer Agent, Dividend Disbursing Agent and Plan Agent under a separate Agency Agreement. In connection with these services, Sentry Equity has contracted with Sentry Insurance for the use of its data processing staff and equipment.

                         PROPOSAL 2: RATIFICATION OF
                     SELECTION OF INDEPENDENT ACCOUNTANTS

The Board of Directors of the Fund on December 4, 1997, including a majority of those directors who are not "interested persons" of the Fund, on recommendation of the Audit Committee, selected Coopers & Lybrand L.L.P. as independent accountant for the Fund's current fiscal year, subject to ratification by the shareholders at the annual meeting. Coopers & Lybrand L.L.P. also serves as accountant to the the Adviser and Sentry Equity and to the various Sentry Insurance companies affiliated with the Fund. Neither Coopers & Lybrand L.L.P. nor any of its members has or had any direct or indirect material financial interest in or any connection with the Fund in any capacity other than as independent accountant. A representative of Coopers & Lybrand L.L.P. is not expected to be present at the annual meeting of shareholders.

During the fiscal year ended October 31, 1997, Coopers & Lybrand L.L.P. performed the usual audit services involved in the examination of the Fund's financial statements. Such audit services were furnished at customary rates or terms and included examinations of the statement of assets and liabilities including the portfolio of investment securities as of October 31, 1997, and the related statements of operations, tests of the accounting records as considered necessary, review of the system of internal accounting control, and examination of the answers to specific items in the annual report of the Fund to the Securities and Exchange Commission.

The affirmative vote of a majority of the shares voted is necessary to ratify the selection of independent accountant. The Board of Directors, including those who are not "interested persons" of the Fund, recommends that shareholders vote FOR the ratification of the selection of Coopers & Lybrand L.L.P. as independent accountant for the Fund.

                   OTHER MATTERS AND SHAREHOLDER PROPOSALS

As of the date of this proxy statement, the Board of Directors knows of no business to be brought before the meeting except as mentioned above. If, however, any other matters properly come before the meeting, the persons named in the accompanying form of proxy intend to vote on such matters in accordance with their best judgment.

The Fund is not required to hold annual meetings of shareholders. Therefore, an anticipated date of the next regular meeting cannot be provided. If a shareholder has a proposal which the shareholder feels should be presented to all shareholders, the shareholder should send the proposal in writing to the Secretary of the Fund at 1800 North Point Drive, Stevens Point, WI 54481, or by calling 1-800-533-7827. The proposal will be considered as appropriate at a meeting of the Board of Directors as soon as practicable. Should it be a matter which would have to be submitted to shareholders at an annual meeting, it will be presented at the next special or regular meeting of shareholders. In addition, should it be a matter which the Board of Directors deems of such significance as to require a special meeting, such a meeting will be called.


January 2, 1998                                 By Order of the Board of
                                                Directors

                                                William M. O'Reilly
                                                Secretary

PLEASE VOTE THIS SENTRY FUND, INC. PROXY FORM . . . TODAY.

Your vote is important. Unless a majority of the outstanding shares are voted, the Fund will have to postpone its annual meeting and incur the expenses of additional solicitation. Please date and sign the proxy and return it in the business reply envelope before January 14, 1998.




                                                ACCT. NO.:

                                                SHARES:


                              SENTRY FUND, INC.

     PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JANUARY 15, 1998
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     AS OF RECORD DATE NOVEMBER 24, 1997


The undersigned hereby appoints Jane M. Laux, Jennifer Williams and Lori A. Schneider, each of them with power of substitution, proxies for and in the name and place of the undersigned, to vote or act at the annual meeting of shareholders of Sentry Fund, Inc. (the "Fund") to be held in the Board Room of Sentry Insurance, 1800 North Point Drive, Stevens Point, Wisconsin, on January 15, 1998, at 10:00 a.m., Central Standard Time, or at any adjournment thereof, upon the matters set forth in the notice of such meeting and the proxy statement.

The Board of Directors recommends voting FOR the election of the two directors and FOR Proposal 2.

1.  Election of Thomas R. Copps and William J. Lohr as directors.

                FOR THE TWO DIRECTORS                   WITHHOLD AUTHORITY
                      [ ]                                       [ ]
               EXCEPT VOTE WITHHELD AS TO              TO VOTE FOR THE TWO
              THE FOLLOWING NOMINEE (IF ANY)                 DIRECTORS
             --------------------------------

2. Ratification of the selection of Coopers & Lybrand LLP. as independent accountant for the Fund.

        [ ] FOR                 [ ] AGAINST                 [ ] ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.




                                              Signature(s) ____________________

DATED _________________________, 1998                      ____________________

Note: Please sign your name or names as printed above. Where stock is registered in joint tenancy, all tenants should sign. Persons signing as executors, administrators, trustees, etc., should so indicate.

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE TWO DIRECTORS AND FOR PROPOSAL 2.


                        [SENTRY FUND, INC. LETTERHEAD]